UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Canoo Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply)

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

EXPLANATORY NOTE

This proxy statement supplement, dated January 13, 2023, supplements the proxy statement of Canoo Inc. (the “Company”), dated December 7, 2022 (the “Proxy Statement”), made available to shareholders in connection with its meeting of shareholders (the “Special Meeting”) to be held solely online at www.virtualshareholdermeeting.com/GOEV2023SM on January 24, 2023 at 8:30 a.m. Central Time. Subsequent to the filing of the Proxy Statement, the Company filed a Current Report on Form 8-K announcing that the Company entered into a Second Supplemental Agreement with Yorkville to the PPA. This supplement should be read in conjunction with the Proxy Statement and does not change the proposals to be acted on at the Special Meeting or the recommendations of the Company’s board of directors with respect to the proposals, which are described in the Proxy Statement. Except as specifically supplemented or amended by the information in this supplement, all information set forth in the Proxy Statement continues to apply and should be considered when voting your shares using one of the methods described in the Proxy Statement.

Voting Matters

If you have not yet voted, we strongly encourage you to vote as promptly as possible. You may vote via webcast at the Special Meeting or by mail. If you are a holder of record of shares, you also can choose to vote by telephone or electronically through the Internet. If you hold your shares in “street name” through a broker, trustee or other nominee, you also may be able to vote by telephone or electronically through the Internet in accordance with the voting instructions provided to you by such broker, trustee or other nominee.

If you have already voted, you do not need to take any action unless you wish to revoke your proxy or change your vote. It is not necessary for you to revote your shares if you have already voted. Proxy cards and voting instruction forms already returned by shareholders remain valid and the shares represented thereby will be voted at our Special Meeting in accordance with your instructions unless revoked. Information regarding how to vote your shares, or change your proxy or voting instructions, is available under “Questions and Answers About These Proxy Materials and Voting” of the Proxy Statement.

Set forth below is the full text of the Current Report on Form 8-K, filed January 6, 2023.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2022

CANOO INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38824 (Commission File Number)	82-1476189 (I.R.S. Employer Identification Number)

19951 Mariner Avenue Torrance, California	90503
(Address of principal executive offices)	(Zip Code)

(424) 271-2144

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GOEV	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	GOEVW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Second Supplemental Agreement to the Pre-Paid Purchase Agreement

On July 20, 2022, Canoo Inc. (the “Company”) entered into a Pre-Paid Advance Agreement (“the PPA”) with YA II PN, Ltd. (“Yorkville”). In accordance with the terms of the PPA, the Company may request advances of up to $50,000,000 in cash from Yorkville (or such greater amount that the parties may mutually agree).

On November 9, 2022, the Company entered into a Supplemental Agreement (the “First Supplemental Agreement”) with Yorkville to the PPA, pursuant to which Yorkville agreed to advance $21,300,00 (the “First Supplemental Advance”) to the Company and waive certain terms and conditions set forth in the PPA. The First Supplemental Agreement remains in full force and effect with respect to the First Supplemental Advance. As of December 31, 2022, $21,300,000 remained outstanding under the First Supplemental Advance.

On December 31, 2022, the Company entered into a Second Supplemental Agreement (the “Second Supplemental Agreement” and, together with the First Supplemental Agreement, the “Supplemental Agreements”) with Yorkville to the PPA. Pursuant to the Second Supplemental Agreement, Yorkville agreed to advance $34,045,500 to the Company (the “Second Supplemental Advance”) and waive certain terms and conditions set forth in the PPA with respect to such Supplemental Advance, including the requirement that the Company shall have the capacity to issue shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) with a market value equal to at least 150% of the Supplemental Advance without breaching the Exchange Cap (as defined in the PPA). The Second Supplemental Advance amount may, at the sole option of Yorkville, be increased by up to an additional $8,514,500 (the “Option”). Such Option may be exercised by Yorkville through January 31, 2023, which if exercised shall be subject to the same terms as the initial Second Supplemental Advance. After giving effect to the commitment fee and the purchase price discount provided for in the PPA, net proceeds of the Second Supplemental Advance to the Company will be $32,000,000.

Both of the Supplemental Agreements require that the Company call and hold an annual or special meeting of its stockholders on or before February 1, 2023 for the purposes of: (i) obtaining the consent of the stockholders of the Company pursuant to Nasdaq Listing Rule 5635(d) for the issuance of all shares of its Common Stock that have been, and could be, issued pursuant to the PPA (including pursuant to the Supplemental Agreements) and (ii) obtaining the consent of the stockholders to amend the PPA to provide for a Floor Price (as defined in the PPA) of $0.50 per share (for each of (i) and (ii), the “Stockholder Approval”). A meeting for the purpose of obtaining the Stockholder Approval has been scheduled for January 24, 2023.

The Second Supplemental Agreement provides that solely with respect to the Second Supplemental Advance, the Purchase Price (as such term is used in the PPA) will be equal to the lower of (a) $1.35 per share (i.e., a price per share equal to 110% of the volume-weighted average trading price (“VWAP”) on the Trading Day immediately prior to the Pre-Advance Date of the Second Supplemental Advance) (the “Fixed Price”), or (b) 95% of the lowest daily VWAP during five Trading Days immediately preceding each Purchase Notice Date, but not lower than the Floor Price (as defined in the PPA). Further, the Company agreed to pay Yorkville a commitment fee of $1,705,045 (or up to an additional $425,725 if the Option is exercised in full by Yorkville) in connection with the Second Supplemental Agreement, which shall be deducted from the proceeds of the Second Supplemental Advance.

The Second Supplemental Agreement also terminates that certain letter agreement, entered into between the Company and Yorkville on October 5, 2022 (the “Letter Agreement”) which had permitted the Company to continue conducting certain “at-the-market” offerings while balances remained outstanding under the PPA and First Supplemental Agreement.

Solely with respect to the Second Supplemental Advance upon (a) an Event of Default (as defined in the PPA), (b) any failure by the Company to observe or perform any material covenant, agreement or warranty contained in (i) the PPA, (ii) the Letter Agreement, (iii) the First Supplemental Agreement, (iv) the Second Supplemental Agreement, or (v) any other agreement between the parties or (c) if, any time after February 1, 2023, and from time to time thereafter, (i) the VWAP is less than the Floor Price for at least five (5) Trading Days during a period of seven (7) consecutive Trading Days, or (ii) the Company has issued substantially all of the Common Shares available under the Exchange Cap (the last such day of each such occurrence, a “Triggering Date”), then the Company shall repay the full unpaid principal amount outstanding under the Second Supplemental Advance, plus the Redemption Premium in respect of such amount, and all accrued and unpaid interest in respect of the Second Supplemental Advance on the tenth (10th) calendar day after the Triggering Date.

The foregoing description of the Second Supplemental Agreement is qualified in its entirety by reference to the Second Supplemental Agreement, which is filed hereto as Exhibit 10.1 and which is incorporated herein by reference.

Warrant

In connection with the Second Supplemental Agreement, the Company issued to Yorkville a warrant (the “Warrant”) to purchase an aggregate of 29,604,783 shares of fully paid and non-assessable shares of the Company’s Common Stock, at an exercise price of $1.15 per share. The Warrant is immediately exercisable and expires on December 31, 2023.

The Warrant includes anti-dilution protection pursuant to which the the exercise price of the Warrant will be lowered in the event the Company issues Common Stock or related securities at a price less than the Warrant’s per share exercise price then-in effect. The Warrant also includes customary adjustment provisions for stock splits, combinations and similar events.

The foregoing description of the Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant, which is filed hereto as Exhibit 10.2 and which is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 under the heading “Warrant” is incorporated herein by reference. The issuance of the Warrant was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended. Yorkville represented to the Company that it is an “accredited investor” as defined in Rule 501 of the Securities Act and that the Warrant was acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof.

Item 8.01	Other Events.

In connection with the Supplemental Agreements, on January 4, 2023, the Company entered into voting agreements (collectively, the “Voting Agreements”) with certain Company stockholders, including Tony Aquila, the Company’s Chief Executive Officer, and certain entities affiliated with Mr. Aquila. Pursuant to the Voting Agreements, each stockholder party thereto has agreed to vote their shares of Common Stock in favor of all proposals set forth in the Company’s proxy statement filed December 7, 2022, which was filed for the purposes of soliciting the Shareholder Approval. Each Voting Agreement will terminate upon the earliest to occur of: (a) the date on which the PPA is terminated in accordance with its terms; (b) the termination of such Voting Agreement by mutual written agreement of the Company and the stockholder party thereto; and (c) the date on which the Shareholder Approval is obtained.

The foregoing description of the Voting Agreements is qualified in its entirety by reference to the Form of Voting Agreement, which is filed hereto as Exhibit 99.1 and which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description
10.1	Supplemental Agreement, dated December 31, 2022, by and between Canoo Inc. and YA II PN, Ltd.
10.2*	Warrant to Purchase Common Stock of Canoo Inc., dated December 31, 2022
99.1	Form of Voting Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain portions of the exhibit have been redacted pursuant to Item 601(a)(6) of Regulation S-K. The Company hereby undertakes to furnish supplementally an unredacted copy of the exhibit upon request by the Securities and Exchange Commission.

Forward-Looking Statements

This report contains forward-looking statements, and any statements other than statements of historical fact could be deemed to be forward-looking statements. These forward-looking statements include, among other things, statements regarding the amount of shares of Common Stock the Company may issue to Yorkville pursuant to the Second Supplemental Advance, the receipt of the Stockholder Approval, the amount of proceeds to be received by the Company from the sale of shares of Common Stock and the uses thereof and related matters. These statements are subject to risks and uncertainties, including failure to receive Stockholder Approval, and actual results may differ materially from these statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2023	CANOO INC.

	By:	/s/ Hector Ruiz
	Name:	Hector Ruiz
	Title:	General Counsel and Corporate Secretary

Exhibit 10.1

SUPPLEMENTAL AGREEMENT

This Supplemental Agreement (the “Agreement”), dated as of December 31, 2022, is entered into by and between YA II PN, LTD., a Cayman Islands exempt limited partnership (the “Investor”), CANOO INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Pre-Paid Advance Agreement (as defined below).

BACKGROUND

(A)	On July 20, 2021, the parties entered into that Pre-Paid Advance Agreement (the “Pre-Paid Advance Agreement”) pursuant to which the Company may, provided that the conditions precedent to a Pre-Paid Advance set forth in Section 2.02 are then satisfied, request a Pre-Paid Advance in an amount not to exceed the Maximum Advance Amount from the Investor by providing a written Request.

(B)	On November 9, 2022, the parties entered into a Supplemental Agreement (the “November Supplemental Agreement”) pursuant to which the Investor agreed to advance $21,300,00 (the “Third Pre-Paid Advance”) to the Company and waive certain terms and conditions set forth in the Pre-Paid Advance Agreement. The November Supplemental Agreement shall remain in full force and effect with respect to the Third Pre-Paid Advance.

(B)	Pursuant to this Agreement, the parties desire to supplement the terms and conditions of the Pre-Paid Advance Agreement in respect of a Request for a Pre-Paid Advance in the amount of $34,045,500 (the “Fourth Request”) to be provided by the Company to the Investor concurrently with the execution of this Supplemental Agreement. This Agreement shall govern the Fourth Pre-Paid Advance (as defined below).

(C)	Reference is made to the letter agreement entered into between the parties on October 5, 2022 (the “Letter Agreement”) regarding the ability of the Company to submit sales orders, and consummate sales pursuant to the August 8, 2022 Equity Distribution Agreement (the “Equity Distribution Agreement”) entered into by an among the Company, Evercore Group L.L.C. and H.C. Wainwright & Co. LLC, and payments to be made by the Company to the Investor toward the balance outstanding under prior Pre-Paid Advances. The parties hereby agree that the Letter Agreement is hereby terminated, and the limitations set forth in Section 1.55 of the Pre-Paid Advance Agreement are hereby reinstated, such that the Company may not the Equity Distribution Agreement except in strict compliance with Section 1.55 of the Pre-Paid Advance Agreement.

(D)	As of the date hereof, the parties hereby acknowledge and agree that the outstanding principal balance on the Third Pre-Paid Advance is $21,300,000, plus accrued and unpaid interest thereon in the amount of $154,643.84 (as of December 31, 2022).

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NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1.              Fourth Pre-Paid Advance Amount

1.1.            The Company has requested, and the Investor has agreed to fund, a fourth Pre-Paid Advance in the amount of $34,045,500 (the “Fourth Pre-Paid Advance”), which at the sole option (the “Option”) of the Investor may be increased by up to an additional $8,514,500. Such Option may be exercised by the Investor through January 31, 2023, which if exercised shall be on the same terms as applicable to the initial $34,045,500. The Fourth Pre-Paid Advance shall be governed by the terms and conditions of the Pre-Paid Advance Agreement, except as set forth in this Agreement. Solely with respect to the Fourth Pre-Paid Advance, the parties hereby agree as follows:

(a)	The Pre-Advance Date in respect to the Fourth Pre-Paid Advance shall be December 31, 2022.

(b)	The Purchase Price shall mean the lower of (a) $1.35 per share (i.e., a price per share equal to 110% of the VWAP on the Trading Day immediately prior to the Pre-Advance Date of the Fourth Pre-Paid Advance) (the “Fixed Price”), or (b) 95% of the lowest daily VWAP during five Trading Days immediately preceding each Purchase Notice Date, but not lower than the Floor Price.

(c)	The following provisions solely with respect to the Fourth Pre-Paid Advance shall replace Section 2.03(c) (Triggering Date) of the Pre-Paid Advance Agreement:

Triggering Date. Upon (a) an Event of Default, (b) any failure by the Company to observe or perform any material covenant, agreement or warranty contained in (i) the Pre-Paid Advance Agreement, (ii) the Letter Agreement, (iii) the November Supplemental Agreement, (iv) this Agreement, (including the strict adherence with the dates set forth in Section 1.3 hereof) or (v) any other agreement between the parties hereto or (c) if, any time after February 1, 2023, and from time to time thereafter, (i) the VWAP is less than the Floor Price for at least five (5) Trading Days during a period of seven (7) consecutive Trading Days, or (ii) the Company has issued substantially all of the Common Shares available under the Exchange Cap (the last such day of each such occurrence, a “Triggering Date”), then the Company shall repay the full unpaid principal amount outstanding under the Fourth Pre-Paid Advance, plus the Redemption Premium in respect of such amount, and all accrued and unpaid interest in respect of the Fourth Pre-Paid Advance on the 10th calendar day after the Triggering Date.

(d)	Section 3.01(a)(iv) of the Pre-Paid Advance Agreement shall not apply in respect of the Fourth Pre-Paid Advance.

(e)	Section 3.01(h) of the Pre-Paid Advance Agreement shall not apply in respect of the Fourth Pre-Paid Advance.

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(f)	The Company hereby agrees to pay the Investor a commitment fee of $1,705,045 (or up to an additional $425,725 if the Option is exercised by the Investor), which amount shall be deducted by the Investor from the proceeds of the Fourth Pre-Paid Advance.

1.2            Conditions Precedent.

(a)            Solely with respect to the Fourth Request, the Investor hereby waives the application of the conditions precedent set forth in Section 2.02(d), Section 2.02(i) (solely with respect to the market value requirement), and Section 2.02(k).

1.3            Additional Agreements.

(a)            The Company shall call and hold an annual or special meeting of its shareholders on or before February 1, 2023, for the purposes set forth in the Company’s Schedule 14A filed on December 7, 2022, including, without limitation: (i) obtaining the consent of the shareholders of the Company pursuant to Nasdaq Listing Rule 5635(d) for the issuance of all shares of its Common Stock that could be issued pursuant to the Pre-Paid Advance Agreement (such consent, “Shareholder Approval”), (ii) obtaining the consent of the shareholders to amend the Pre-Paid Advance Agreement to provide for a Floor Price of $0.50 per share, and (iii) increasing the number of authorized shares of Common Stock that may be issued by the Company to at least 1.0 billion shares; the recommendation of the Company’s Board of Directors shall be to vote in favor of each such proposal, and the Company shall solicit proxies from its shareholders in connection therewith and management-appointed proxyholders shall vote their proxies in favor of each such proposal. Upon Shareholder Approval of the proposals, the Company shall implement the reduction of the Floor Price in respect of the Third Pre-Paid Advance to $0.50 per share.

(b)            On or before January 6, 2023, certain shareholders (including without limitation Tony Aquila and Aquila Family Ventures, LLC (for themselves and all other shares controlled or under the common control of either of them) of the Company shall execute and deliver a voting agreement pursuant to which such parties shall agree to vote their shares of the Company’s Common Stock in favor of all proposals set forth in the Company’s Schedule 14A filed on December 7, 2022.

(c)            On or before January 6, 2023, the Company shall issue to the Investor a warrant to purchase up to 29,604,783 shares of Common Stock (the “Warrant”) (or up to an additional 7,403,913 shares if the Option is exercise by the Investor). The Warrant shall be exercisable through December 31, 2023. The exercise price of the Warrant shall be equal to $1.15 and shall be exercisable on a cashless basis if and only if the shares of Common Stock underlying the Warrant shall not be registered with the Securities and Exchange Commission (the “SEC”) or shall otherwise be subject to any restrictions on the public sale by the Investor of such shares if exercised on a cash-basis. The shares of Common Stock underlying the Warrant shall be registered by the Company with the SEC on a prospectus supplement pursuant to Section 2.3 hereof, such that the Investor shall be able to publicly sell such shares (upon exercise and payment of the exercise price) without any restrictions, prohibitions or holding periods.

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(d)            For the avoidance of doubt, any failure by the Company to observe or perform any material covenant, agreement or warranty contained in (i) this Agreement, (ii) the November Supplemental Agreement, (iii) the Letter Agreement, or (iv) any other agreement between the parties hereof shall be an Event of Default under the Pre-Paid Advance Agreement.

2.            Representations, Warranties and Covenants.

2.1            Representations and Warranties. Each party represents and warrants to the other as of the date of this Agreement that:

(a)	it has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement;

(b)	it has taken all necessary corporate actions to authorize the execution, delivery and performance of this Agreement and no further action is required by the it, its Board of Directors or managers or members in connection therewith; and

(c)	the obligations assumed by it in this Agreement are legal, valid, and enforceable obligations binding on it in accordance with its terms.

2.2            As soon as possible the Company shall file with the SEC a report on Form 8-K or such other appropriate form as determined by counsel to the Company, relating to the transactions contemplated by this Agreement and, if deemed necessary, a Prospectus Supplement pursuant to Rule 424(b) of the Securities Act to the Prospectus dated May 19, 2022, the Prospectus Supplement dated August 26, 2022, and the Prospectus Supplement dated November 25, 2022, disclosing all information relating to the transaction contemplated hereby required to be disclosed therein (collectively, the “Cleansing Disclosure”). From and after the issuance of the Cleansing Disclosure, the Company represents to the Investor that it shall have publicly disclosed all material, non-public information delivered to the Investor by the Company in connection with the transactions contemplated by this Agreement and the Pre-Paid Advance Agreement, and that it shall have made all filings or disclosures as may be necessary to keep the Registration Statement and related Prospectus statements used in connection with such Registration Statement updated and effective, including, without limitation, the continued use of the Prospectus in connection with the Second Pre-Paid Advance, the Third Pre-Paid Advance and the Fourth Pre-Paid Advance.

2.3            Registration Statement. Promptly after the date hereof, but in any case not later than January 6, 2022, the Company shall prepare and file with the SEC a preliminary Prospectus Supplement pursuant to Rule 424(b) of the Securities Act, and any other filings, reports, supplements, or amendments that may be required as a result of entering into this Agreement, disclosing all information relating to the closing of the Fourth Pre-Paid Advance required to be disclosed therein and an updated Plan of Distribution, necessary to register the transactions contemplated herein, including, without limitation, all shares of Common Stock issuable pursuant to the Fourth Pre-Paid Advance and the Warrant.

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2.4            Notwithstanding anything to the contrary set forth in the Pre-Paid Advance Agreement, and in addition to the obligations of the Company therein and herein, the parties hereby agree that an Event of Default shall be deemed to have occurred if, at any time after February 1, 2023, and from time to time thereafter, a condition exists, and shall continue for five consecutive Trading Days, whereby the Company shall be unable to issue Common Shares to the Investor which may be freely resold by the Investor without any limitations or restrictions (other than the limitations set forth in Sections 3.01(b)(i) and 3.01(b)(iii) of the Pre-Paid Advance Agreement), including, without limitation, the occurrence of any of the following:

(i) a stop order or suspension of the effectiveness of the Registration Statement, or any suspension of the use of the Registration Statement imposed by the Company on the Investor;

(ii) the happening of any event, a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(iii) a failure of the Company to file on a timely basis all reports required to be filed with the SEC pursuant to the Exchange Act, or the termination of its status as an issuer required to file reports under the Exchange Act;

(iv) a failure of the Company to have a sufficient number of authorized but unissued Common Shares available to satisfy any obligations incurred under the Pre-Paid Advance Agreement, the Letter Agreement, the November Supplemental Agreement or this Agreement; or

(v) a failure by the Company to have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for the issuance of the Common Shares to the Investor and the sale of the Common Shares by the Investor, including without limitation, those required by the Principal Market, if any.

2.5            The Company shall reserve 30.0 million of its authorize Common Shares solely for issuance to the Investor under the Fourth Pre-Paid Advance and the Warrant hereunder. Within five (5) days after the annual shareholder meeting to be held on January 24, 2023, the Company shall increase the reserve such that the number of shares of Common Stock reserved for issuance to the Investor shall be equal to the aggregate outstanding balance then owed to the Investor on the Third Pre-Paid Advance and the Fourth Pre-Paid Advance, divided by the VWAP of the Company’s Common Stock on the trading day immediately preceding the date of the such reserve, multiplied by two (2).

3.            Counterparts and delivery. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

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4.            Governing law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under the Second Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Agreement to be signed by their duly authorized officers.

COMPANY:

CANOO INC.

By:	/s/ Hector Ruiz
Hector Ruiz
General Counsel

INVESTOR:

YA II PN, LTD.

By:	Yorkville Advisors Global LP
Its:	Investment Manager
	By:	Yorkville Advisors Global II, LLC
	Its:	General Partner

By:	/s/ Troy Rillo
Name:	Troy Rillo
Title:	Partner

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Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [*****] INDICATES THAT INFORMATION HAS BEEN REDACTED OR OMITTED.

WARRANT

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.

CANOO, INC.

Warrant To Purchase Common Stock

Warrant No.: GOEV-1	Number of Shares:	29,604,783
	Warrant Exercise Price:	$1.15

Date of Issuance: December 31, 2022

CANOO, INC., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, YA II PN, Ltd. (the “Holder”), the registered holder hereof or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 11:59 P.M. Eastern Time on the Expiration Date (as defined herein) 29,604,783 fully paid and nonassessable shares of Common Stock (as defined herein) of the Company (the “Warrant Shares”) at the exercise price per share provided in Section 1(b) below or as subsequently adjusted; provided, however, that in no event shall the holder be entitled to exercise this Warrant for a number of Warrant Shares in excess of that number of Warrant Shares which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such exercise, except within sixty (60) days of the Expiration Date (however, such restriction may be waived by Holder (but only as to itself and not to any other holder) upon not less than 65 days prior notice to the Company). For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such proviso is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised Warrants beneficially owned by the holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the holder and its affiliates (including, without limitation, any convertible notes or preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock a holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of any holder, the Company shall promptly, but in no event later than one (1) Business Day following the receipt of such notice, confirm in writing to any such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the exercise of Warrants (as defined below) by such holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

Section 1.

(a)            This Warrant is being issued pursuant to the Supplemental Agreement (“Supplemental Agreement”) of even date herewith between the Company and the Holder or issued in exchange or substitution thereafter or replacement thereof. Each Capitalized term used, and not otherwise defined herein, shall have the meaning ascribed thereto in the Supplemental Agreement.

(b)            Definitions. The following words and terms as used in this Warrant shall have the following meanings:

(i)             “Approved Stock Plan” means a stock option plan that has been approved by the Board of Directors of the Company prior to the date of the Supplemental Agreement, pursuant to which the Company’s securities may be issued only to any employee, officer or director or qualified consultant for services provided to the Company.

(ii)            “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

(iii)           “Closing Bid Price” means the closing bid price of Common Stock as quoted on the Principal Market (as reported by Bloomberg Financial Markets (“Bloomberg”) through its “Volume at Price” function).

(iv)           “Common Stock” means (i) the Company’s common stock, par value $0.001 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

(v)            “Event of Default” means an event of default under the Supplement Agreement.

(vi)           “Excluded Securities” means, (a) shares issued or deemed to have been issued by the Company pursuant to an Approved Stock Plan, (b) shares of Common Stock issued or deemed to be issued by the Company upon the conversion, exchange or exercise of any right, option, obligation or security outstanding on the date prior to date of the Supplemental Agreement, provided that the terms of such right, option, obligation or security are not amended or otherwise modified on or after the date of the Supplemental Agreement, and provided that the conversion price, exchange price, exercise price or other purchase price is not reduced, adjusted or otherwise modified and the number of shares of Common Stock issued or issuable is not increased (whether by operation of, or in accordance with, the relevant governing documents or otherwise) on or after the date of the Supplemental Agreement, and (c) the shares of Common Stock issued or deemed to be issued by the Company upon conversion of the Convertible Debentures or exercise of the Warrants.

(vii)          “Expiration Date” means December 31, 2023. If such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of New York or the State of New York or on which trading does not take place on the Principal Exchange or automated quotation system on which the Common Stock is traded (a “Holiday”), the next date that is not a Holiday.

(viii)         “Issuance Date” means the date hereof.

(ix)            “Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

(x)             “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(xi)            “Principal Market” means on any of (a) the American Stock Exchange, (b) New York Stock Exchange, (c) the Nasdaq National Market, (d) the Nasdaq Capital Market, or (e) the Nasdaq OTC Bulletin Board (“OTCBB”)

(xii)           “Securities Act” means the Securities Act of 1933, as amended.

(xiii)          “Warrant” means this Warrant and all Warrants issued in exchange, transfer or replacement thereof.

(xiv)         “Warrant Exercise Price” shall be $1.15 or as subsequently adjusted as provided in Section 8 hereof.

(c)            Other Definitional Provisions.

(i)             Except as otherwise specified herein, all references herein (A) to the Company shall be deemed to include the Company’s successors and (B) to any applicable law defined or referred to herein shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

(ii)            When used in this Warrant, the words “herein”, “hereof”, and “hereunder” and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words “Section”, “Schedule”, and “Exhibit” shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

(iii)           Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

Section 2.                Exercise of Warrant.

(a)    Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, pro rata as hereinafter provided, at any time on any Business Day on or after the opening of business on such Business Day, commencing with the first day after the date hereof, and prior to 11:59 P.M. Eastern Time on the Expiration Date (i) by delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto (the “Exercise Notice”), of such holder’s election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, payment to the Company of an amount equal to the Warrant Exercise Price(s) applicable to the Warrant Shares being purchased, multiplied by the number of Warrant Shares (at the applicable Warrant Exercise Price) as to which this Warrant is being exercised (plus any applicable issue or transfer taxes) (the “Aggregate Exercise Price”) in cash or wire transfer of immediately available funds and the surrender of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) to a common carrier for overnight delivery to the Company as soon as practicable following such date (“Cash Basis”) or (ii) if at the time of exercise, the Warrant Shares are not subject to an effective registration statement, or can be sold without restriction or limitation pursuant to Rule 144 as promulgated under the Securities Act or if an Event of Default has occurred, by delivering an Exercise Notice and in lieu of making payment of the Aggregate Exercise Price in cash or wire transfer, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (the “Cashless Exercise”):

Net Number = (A x B) – (A x C)

B

For purposes of the foregoing formula:

A = the total number of Warrant Shares with respect to which this Warrant is then being exercised.

B = the Closing Bid Price of the Common Stock on the date of exercise of the Warrant.

C = the Warrant Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2, the Company shall on or before the fifth (5th) Business Day following the date of receipt of the Exercise Notice, the Aggregate Exercise Price and this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) and the receipt of the representations of the holder specified in Section 6 hereof, if requested by the Company (the “Exercise Delivery Documents”), and if the Common Stock is DTC eligible, credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder’s or its designee’s balance account with The Depository Trust Company; provided, however, if the holder who submitted the Exercise Notice requested physical delivery of any or all of the Warrant Shares, or, if the Common Stock is not DTC eligible then the Company shall, on or before the fifth (5th) Business Day following receipt of the Exercise Delivery Documents, issue and surrender to a common carrier for overnight delivery to the address specified in the Exercise Notice, a certificate, registered in the name of the holder, for the number of shares of Common Stock to which the holder shall be entitled pursuant to such request. Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to in clause (i) or (ii) above the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised. In the case of a dispute as to the determination of the Warrant Exercise Price, the Closing Bid Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the holder the number of Warrant Shares that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within one (1) Business Day of receipt of the holder’s Exercise Notice.

(b)   If the holder and the Company are unable to agree upon the determination of the Warrant Exercise Price or arithmetic calculation of the Warrant Shares within one (1) day of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall immediately submit via facsimile (i) the disputed determination of the Warrant Exercise Price or the Closing Bid Price to an independent, reputable investment banking firm or (ii) the disputed arithmetic calculation of the Warrant Shares to its independent, outside accountant. The Company shall cause the investment banking firm or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such investment banking firm’s or accountant’s determination or calculation, as the case may be, shall be deemed conclusive absent manifest error.

(c)    Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than five (5) Business Days after any exercise and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised.

(d)    No fractional Warrant Shares are to be issued upon any pro rata exercise of this Warrant, but rather the number of Warrant Shares issued upon such exercise of this Warrant shall be rounded up or down to the nearest whole number.

(e)    If the Company or its Transfer Agent shall fail for any reason or for no reason to issue to the holder within ten (10) days of receipt of the Exercise Delivery Documents, a certificate for the number of Warrant Shares to which the holder is entitled or to credit the holder’s balance account with The Depository Trust Company for such number of Warrant Shares to which the holder is entitled upon the holder’s exercise of this Warrant, the Company shall, in addition to any other remedies under this Warrant, have any other remedies otherwise available to such holder.

(f)     If within ten (10) days after the Company’s receipt of the Exercise Delivery Documents, the Company fails to deliver a new Warrant to the holder for the number of Warrant Shares to which such holder is entitled pursuant to Section 2 hereof, then, in addition to any other available remedies under this Warrant, have any other remedies otherwise available to such holder.

Section 3.               Covenants as to Common Stock. The Company hereby covenants and agrees as follows:

(a)   This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

(b)   All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

(c)   During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least one hundred percent (100%) of the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant and the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price. If at any time the Company does not have a sufficient number of shares of Common Stock authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty (60) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

(d)   If at any time after the date hereof the Company shall file a registration statement (other than a registration statement on Form S-4, S-8 or for which the underwriter for such offering refuses in writing to include the Warrant Shares), the Company shall include the Warrant Shares issuable to the holder, pursuant to the terms of this Warrant and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Warrant Shares from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

(e)   The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action (it being understood that filing a Certificate of Designation or implementing a reverse split are not intended to be included in this provision), avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. The Company will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Warrant Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

(f)            This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets.

Section 4.                Taxes. The Company shall pay any and all taxes, except any applicable withholding, which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

Section 5.                Warrant Holder Not Deemed a Stockholder. Except as otherwise specifically provided herein, no holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 5, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

Section 6.               Representations of Holder. The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The holder of this Warrant further represents, by acceptance hereof, that, as of this date, such holder is an “accredited investor” as such term is defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an “Accredited Investor”). Upon exercise of this Warrant the holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the holder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale and that such holder is an Accredited Investor. If such holder cannot make such representations because they would be factually incorrect, it shall be a condition to such holder’s exercise of this Warrant that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of this Warrant shall not violate any United States or state securities laws.

Section 7.               Ownership and Transfer. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

Section 8.               Adjustment of Warrant Exercise Price and Number of Shares. The Warrant Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted from time to time as follows:

(a)    Adjustment for Additional Issuances. If the Company issues on one or more occasions any additional shares of Common Stock after the date hereof (excluding shares issued as stock split or combination as provided in Section 8(b) below) for consideration per share lower than the Warrant Exercise Price in effect on the date on the date of the issuance of any additional shares of Common Stock, the Warrant Exercise Price shall be lowered to equal such consideration per share (for purposes of this clause, any Additional Shares of Common Stock issued for no consideration shall be deemed to be issued for a consideration per share of $0.001), subject to adjustments for Common Stock splits, dividends and combinations.

(b)   Adjustment of Warrant Exercise Price upon Subdivision or Combination of Common Stock. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, any Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, any Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant will be proportionately decreased. Any adjustment under this Section 8(c) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(c)   Distribution of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case:

(i)             any Warrant Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Warrant Exercise Price by a fraction of which (A) the numerator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date; and

(ii)            either (A) the number of Warrant Shares obtainable upon exercise of this Warrant shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i), or (B) in the event that the Distribution is of common stock of a company whose common stock is traded on a national securities exchange or a national automated quotation system, then the holder of this Warrant shall receive an additional warrant to purchase Common Stock, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the amount of the assets that would have been payable to the holder of this Warrant pursuant to the Distribution had the holder exercised this Warrant immediately prior to such record date and with an exercise price equal to the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i).

(d)   Certain Events. If any event occurs of the type contemplated by the provisions of this Section 9 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features other than to employees, officers, directors or consultants as compensation), then the Company’s Board of Directors will make an appropriate adjustment in the Warrant Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided, except as set forth in section 9(a), that no such adjustment pursuant to this Section 9(c) will increase the Warrant Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 9.

(e)    Notices.

(i)             Immediately upon any adjustment of the Warrant Exercise Price, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

(ii)            The Company will give written notice to the holder of this Warrant at least ten (10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change (as defined below), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

(iii)           The Company will also give written notice to the holder of this Warrant at least ten (10) days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

Section 9.                Purchase Rights; Reorganization, Reclassification, Consolidation, Merger or Sale.

(a)    In addition to any adjustments pursuant to Section 9 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the holder of this Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights. In the event the holder of this Warrant does not exercise any part of this Warrant, the Purchase Rights allocable to such unexercised portion of the Warrant shall be automatically canceled.

(b)   Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets to another Person or other transaction in each case which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an “Organic Change.” Prior to the consummation of any (i) sale of all or substantially all of the Company’s assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the “Acquiring Entity”) a written agreement (in form and substance reasonably satisfactory to the holders of Warrants representing at least two-thirds of the Warrant Shares issuable upon exercise of the Warrants then outstanding) to deliver to each holder of Warrants in exchange for such Warrants, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and reasonably satisfactory to the holders of the Warrants (including an adjusted warrant exercise price equal to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of the Warrants without regard to any limitations on exercise, if the value so reflected is less than any Applicable Warrant Exercise Price immediately prior to such consolidation, merger or sale). Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the holders of Warrants representing a majority of the Warrant Shares issuable upon exercise of the Warrants then outstanding) to insure that each of the holders of the Warrants will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the Warrant Shares immediately theretofore issuable and receivable upon the exercise of such holder’s Warrants (without regard to any limitations on exercise), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of Warrant Shares which would have been issuable and receivable upon the exercise of such holder’s Warrant as of the date of such Organic Change (without taking into account any limitations or restrictions on the exercisability of this Warrant).

Section 10.              Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking (or, in the case of a mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

Section 11.              Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of receipt is received by the sending party transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to Holder:	YA II PN, Ltd.
c/o Yorkville Advisors Global, LP 1012 Springfield Avenue
Mountainside, NJ 07092
Attention: Mark Angelo
Telephone: [*****] Email: [*****]

With Copy to:	Troy J. Rillo, Esq.
1012 Springfield Avenue
Mountainside, NJ 07092
Telephone: [*****]
Email: [*****]
[*****]

If to the Company, to:	Canoo, Inc.
15520 Highway 114
Justin, Texas 76247
Attention: Tony Aquila Telephone: [*****] Email: [*****]

With a copy to:	Hector Ruiz 15520 Highway 114 Justin, Texas 76247
Attention: Hector Ruiz
Telephone: [*****]
Email: [*****]

If to a holder of this Warrant, to it at the address and facsimile number set forth on Exhibit C hereto, with copies to such holder’s representatives as set forth on Exhibit C, or at such other address and facsimile as shall be delivered to the Company upon the issuance or transfer of this Warrant. Each party shall provide five days’ prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, facsimile, waiver or other communication, (or (B) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

Section 12.             Date. The date of this Warrant is set forth on page 1 hereof. This Warrant, in all events, shall be wholly-void and of no effect after the close of business on the Expiration Date.

Section 13.             Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of Warrants representing at least two-thirds of the Warrant Shares issuable upon exercise of the Warrants then outstanding; provided that, except for Section 9(a), no such action may increase the Warrant Exercise Price or decrease the number of shares or class of stock obtainable upon exercise of any Warrant without the written consent of the holder of such Warrant.

Section 14.             Descriptive Headings; Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Union County and the United States District Court for the District of New York, for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

Section 15.            Waiver of Jury Trial. AS A MATERIAL INDUCEMENT FOR EACH PARTY HERETO TO ENTER INTO THIS WARRANT, THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS WARRANT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be signed as of the date first set forth above.

CANOO INC.

By:	/s/ Hector Ruiz
Name:	Hector Ruiz
Title:	General Counsel

EXHIBIT A TO WARRANT

EXERCISE NOTICE

TO BE EXECUTED
BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

CANOO, INC.

The undersigned holder hereby exercises the right to purchase ______________ of the shares of Common Stock (“Warrant Shares”) of CANOO, INC. (the “Company”), evidenced by the attached Warrant (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

Specify Method of exercise by check mark:

1. ☐         Cash Exercise

(a)   Payment of Warrant Exercise Price. The holder shall pay the Aggregate Exercise Price of $______________ to the Company in accordance with the terms of the Warrant.

(b)   Delivery of Warrant Shares. The Company shall deliver to the holder _________ Warrant Shares in accordance with the terms of the Warrant.

2. ☐         Cashless Exercise

(a)    Payment of Warrant Exercise Price. In lieu of making payment of the Aggregate Exercise Price, the holder elects to receive upon such exercise the Net Number of shares of Common Stock determined in accordance with the terms of the Warrant.

(b)   Delivery of Warrant Shares. The Company shall deliver to the holder _________ Warrant Shares in accordance with the terms of the Warrant.

Date: _______________ __, ______

Name of Registered Holder

By:
Name:
Title:

EXHIBIT B TO WARRANT

FORM OF WARRANT POWER

FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, Federal Identification No. __________, a warrant to purchase ____________ shares of the capital stock of Canoo, Inc. represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ______________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.

Dated:

By:
Name:
Title:

B-1

Exhibit 99.1

FORM OF VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”), dated as of [__________], is entered into by and between the undersigned stockholder (the “Stockholder”) of Canoo Inc., a Delaware corporation (the “Company”), and the Company. The Company and the Stockholder are each sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

A.                 On November 9, 2022, the parties entered into a Supplemental Agreement (the “November Supplemental Agreement”) pursuant to which the Investor agreed to advance $21,300,00 (the “Third Pre-Paid Advance”) to the Company.

B.                  Prior to or concurrently with the execution of this Agreement, the Company has entered into an additional Supplemental Agreement (the “December Supplemental Agreement”), providing for, among other things, a Pre-Paid Advance in the amount of $34,045,500 (the “Fourth Pre-Paid Advance”).

C.                  In order to induce the Investor to enter into the Fourth Advance Agreement and for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Stockholder hereby makes certain representations, warranties, covenants, and agreements as set forth in this Agreement with respect to the shares of Common Stock Beneficially Owned by the Stockholder and set forth below the Stockholder’s signature on the signature page hereto (the “Original Shares” and, together with any additional shares of Common Stock pursuant to Section 6 hereof, the “Shares”).

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.                   Definitions. For purposes of this Agreement, capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Pre-Paid Advance Agreement. When used in this Agreement, the following terms in all of their tenses, cases, and correlative forms shall have the meanings assigned to them in this Section 1.

(a)                “Beneficially Own” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the 1934 Act, and a Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such rule (in each case, irrespective of whether or not such rule is actually applicable in such circumstance). For the avoidance of doubt, “Beneficially Own” and “Beneficial Ownership” shall also include record ownership of securities.

(b)                “Beneficial Owner” shall mean the Person who Beneficially Owns the referenced securities.

2.	Representations of Stockholder. The Stockholder represents and warrants to the Company that:

(a)                Ownership of Shares. The Stockholder: (i) is the Beneficial Owner of all of the Original Shares set forth below the Stockholder’s signature on the signature pages hereto free and clear of any proxy, voting restriction, adverse claim, or other Liens, other than those created by this Agreement or under applicable federal or state securities laws; and (ii) has the ultimate voting power over all such Original Shares or (iii) has the power and authority to enter into, execute, and deliver this Agreement and to perform fully the Stockholder’s obligations hereunder. Except pursuant to this Agreement, there are no options, warrants, or other rights, agreements, arrangements, or commitments of any character to which the Stockholder is a party relating to the pledge, disposition, or voting of any such Original Shares and there are no voting trusts or voting agreements with respect to such Original Shares.

(b)                Disclosure of All Shares Owned. The Stockholder does not Beneficially Own any shares of Common Stock other than: (i) the Original Shares set forth below the Stockholder’s signature on the signature pages hereto; and (ii) except as previously publicly disclosed, any options, warrants, or other rights to acquire any additional shares of Company Common Stock or any security exercisable for or convertible into shares of Common Stock, set forth below the Stockholder’s signature on the signature pages hereto (collectively, “Options”).

(c)                Power and Authority; Binding Agreement. If the Stockholder is an individual, the Stockholder has full power and authority and legal capacity to enter into, execute, and deliver this Agreement and to perform fully the Stockholder’s obligations hereunder (including the proxy described in Section 3(b) below). If the Stockholder is not an individual, the Stockholder has requisite organizational power and authority to enter into, execute, and deliver this Agreement and to perform fully the Stockholder’s obligations hereunder (including the proxy described in Section 3(b) below) This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes the legal, valid, and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms.

(d)                No Conflict. The execution and delivery of this Agreement by the Stockholder does not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not, conflict with or violate any law applicable to the Stockholder or result in any breach of or violation of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration, or cancellation of, or result in the creation of any Lien on any of the Shares attributable to the Stockholder pursuant to, any agreement or other instrument or obligation binding upon the Stockholder or any of the Shares attributable to the Stockholder.

(e)                No Consents. No consent, approval, order, or authorization of, or registration, declaration, or filing with, any Governmental Entity or any other Person on the part of the Stockholder is required in connection with the valid execution and delivery of this Agreement. If the Stockholder is an individual, no consent of the Stockholder’s spouse is necessary under any “community property” or other laws in order for the Stockholder to enter into and perform its obligations under this Agreement.

(f)                 No Litigation. There is no action, suit, investigation, or proceeding (whether judicial, arbitral, administrative, or other) pending against, or, to the knowledge of the Stockholder, threatened against or affecting, the Stockholder that could reasonably be expected to materially impair or materially adversely affect the ability of the Stockholder to perform the Stockholder’s obligations hereunder or to consummate the transactions contemplated by this Agreement on a timely basis.

3.	Agreement to Vote Shares; Irrevocable Proxy.

(a)                Agreement to Vote and Approve. The Stockholder irrevocably and unconditionally agrees during the term of this Agreement, at any annual or special meeting of the Company and at every adjournment or postponement thereof, and on every action or approval by written consent or consents of the Company stockholders, to vote or cause the holder of record to vote the Shares in favor of all proposals set forth in the Company’s Schedule 14A filed on December 7, 2022.

(b)                Irrevocable Proxy. The Stockholder hereby appoints the Company and any designee of the Company, and each of them individually, until the Expiration Time (as defined below) (at which time this proxy shall automatically be revoked), its proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the term of this Agreement with respect to the Shares in accordance with Section 3(a). This proxy and power of attorney is given to secure the performance of the duties of the Stockholder under this Agreement. The Stockholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by the Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy, and shall revoke any and all prior proxies granted by the Stockholder with respect to the Shares. The power of attorney granted by the Stockholder herein is a durable power of attorney and shall survive the bankruptcy, death, or incapacity of the Stockholder. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement.

4.                   No Voting Trusts or Other Arrangement. The Stockholder agrees that during the term of this Agreement the Stockholder will not, and will not permit any entity under the Stockholder’s control to, deposit any of the Shares in a voting trust, grant any proxies with respect to the Shares, or subject any of the Shares to any arrangement with respect to the voting of the Shares other than agreements entered into with the Company.

5.                   Transfer and Encumbrance. The Stockholder agrees that during the term of this Agreement, the Stockholder will not, directly or indirectly, transfer, sell, offer, exchange, assign, pledge, convey any legal or Beneficial Ownership interest in or otherwise dispose of (by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of law, or otherwise), or encumber (“Transfer”) any of the Shares or enter into any contract, option, or other agreement with respect to, or consent to, a Transfer of, any of the Shares or the Stockholder’s voting or economic interest therein. Any attempted Transfer of Shares or any interest therein in violation of this Section 5 shall be null and void. This Section 5 shall not prohibit a Transfer of the Shares by the Stockholder to any member of the Stockholder’s immediate family, to a trust for the benefit of the Stockholder or any member of the Stockholder’s immediate family, upon the death of the Stockholder or to an “affiliate” (as defined in Rule 144) of the Stockholder; provided, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to the Company and the Buyers, to be bound by all of the terms of this Agreement.

6.                   Additional Shares. The Stockholder agrees that all shares of Common Stock that the Stockholder purchases, acquires the right to vote, or otherwise acquires Beneficial Ownership of, after the execution of this Agreement and prior to the Expiration Time shall be subject to the terms and conditions of this Agreement and shall constitute Shares for all purposes of this Agreement. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares, or the like of the capital stock of the Company affecting the Shares, the terms of this Agreement shall apply to the resulting securities and such resulting securities shall be deemed to be “Shares” for all purposes of this Agreement.

7.                   Termination. This Agreement shall terminate upon the earliest to occur of (the “Expiration Time”): (a) the date on which the Pre-Paid Advance Agreement is terminated in accordance with its terms; (b) the termination of this Agreement by mutual written consent of the Parties; and (c) the date on which the Shareholder Approval is obtained. Nothing in this Section 7 shall relieve or otherwise limit the liability of any Party for any intentional breach of this Agreement prior to such termination.

8.                   No Agreement as Director or Officer. The Stockholder makes no agreement or understanding in this Agreement in its capacity as a director or officer of the Company or any of its subsidiaries (if the Stockholder holds such office), and nothing in this Agreement: (a) will limit or affect any actions or omissions taken by the Stockholder in its capacity as such a director or officer, and no such actions or omissions shall be deemed a breach of this Agreement; or (b) will be construed to prohibit, limit, or restrict the Stockholder from exercising its fiduciary duties as an officer or director to the Company or its stockholders.

9.                   Further Assurances. The Stockholder agrees, from time to time, and without additional consideration, to execute and deliver such additional proxies, documents, and other instruments and to take all such further action as the Company may reasonably request to consummate and make effective the transactions contemplated by this Agreement.

10.               Stop Transfer Instructions. At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Time, in furtherance of this Agreement, the Stockholder hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Shares (and that this Agreement places limits on the voting and transfer of the Shares), subject to the provisions hereof and provided that any such stop transfer order and notice will immediately be withdrawn and terminated by the Company following the Expiration Time.

11.               Specific Performance. Each Party hereto acknowledges that it will be impossible to measure in money the damage to the other Party if a Party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other Party will not have an adequate remedy at law or damages. Accordingly, each Party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the seeking of such relief on the basis that the other Party has an adequate remedy at law. Each Party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with the other Party’s seeking or obtaining such equitable relief.

12.               Amendment; Assignment. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Stockholder. No Party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other Party hereto, except that the Company may assign, in its sole discretion, all or any of its rights, interests and obligations hereunder to any of its “affiliates” (as defined in Rule 144) or to any party that acquires all of substantially all of the assets of the Company (whether by merger, sale of stock, sale of assets or otherwise). Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective permitted successors and assigns. Any assignment contrary to the provisions of this Section 12 shall be null and void.

13.               Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses and e-mail addresses for such communications shall be:

If to the Company:

Canoo Inc.

15520 Highway 114

Justin, TX 76247 Attention: Hector Ruiz

E-mail: [**********]

If to the Stockholder, to the address, email address, or facsimile number set forth for the Stockholder on the signature pages hereof.

14.	Miscellaneous.

(a)                Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

(b)                Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

(c)                Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement as of the date first written above.

CANOO INC.

By:
Name:
Title:

[STOCKHOLDER]

By:
Name:
Title:

Number of Shares of Common Stock Beneficially Owned as of the date of this Agreement: [__________]
Number of Options Beneficially Owned as of the date of this Agreement: [__________]
Street Address: [__________]
City/State/Zip Code: [__________]

[Signature Page to Voting Agreement]